Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Trans World Entertainment Corporation (the “Company”) on Form 10-Q for the period ending April 29, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Michael Feurer, Chief Executive Officer of the Company and John Anderson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Feurer	/s/ John Anderson
Michael Feurer Chief Executive Officer June 8, 2017	John Anderson Chief Financial Officer June 8, 2017